Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 Use of Non-GAAP Measures This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates performance and allocates resources on the basis of adjusted operating income (loss). The company defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs and infrequent or unusual non-operating items. The company excludes net investment gains (losses) and infrequent or unusual non-operating items because the company does not consider them to be related to the operating performance of the company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Enact Holdings, Inc.’s common stockholders or net income (loss) available to Enact Holdings, Inc.’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Enact Holdings, Inc.’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 4Q 3Q 2Q 1Q Total 4Q 3Q 2Q 1Q Total REVENUES: Premiums 236,864$ 243,063$ 242,480$ 252,542$ 974,949$ 250,891$ 251,423$ 242,853$ 226,198$ 971,365$ Net investment income 35,246 35,995 34,689 35,259 141,189 34,953 33,197 31,962 32,731 132,843 Net investment gains (losses) 5 580 (1,753) (956) (2,124) (1,371) (1,609) (439) 95 (3,324) Other Income 727 671 705 1,738 3,841 1,041 1,325 1,656 1,553 5,575 Total revenues 272,842 280,309 276,121 288,583 1,117,855 285,514 284,336 276,032 260,577 1,106,459 LOSSES AND EXPENSES: Losses incurred 5,972 34,124 30,003 55,374 125,473 89,049 44,475 228,826 17,484 379,834 Acquisition and operating expenses, net of deferrals 55,630 55,151 63,050 57,622 231,453 59,551 54,994 48,847 51,632 215,024 Amortization of deferred acquisition costs and intangibles 3,600 3,669 3,597 3,838 14,704 9,486 3,873 3,684 3,896 20,939 Interest expense 12,771 12,756 12,745 12,737 51,009 12,732 5,512 - - 18,244 Total losses and expenses 77,973 105,700 109,395 129,571 422,639 170,818 108,854 281,357 73,012 634,041 INCOME (LOSS) BEFORE INCOME TAXES 194,869 174,609 166,726 159,012 695,216 114,696 175,482 (5,325) 187,565 472,418 Provision (benefit) for income taxes 41,335 37,401 35,914 33,881 148,531 23,515 37,467 (1,285) 42,300 101,997 NET INCOME (LOSS) 153,534 137,208 130,812 125,131 546,685 91,181 138,015 (4,040) 145,265 370,421 Net investment (gains) losses (5) (580) 1,753 956 2,124 1,371 1,609 439 (95) 3,324 Costs associated with reorganization 89 339 2,316 - 2,744 - - - - - Taxes on adjustments (17) 50 (854) (201) (1,022) (288) (338) (92) 20 (698) Adjusted Operating Income (Loss) 153,601$ 137,017$ 134,027$ 125,886$ 550,531$ 92,264$ 139,286$ (3,693)$ 145,190$ 373,047$ Loss ratio (1) 3% 14% 12% 22% 13% 35% 18% 94% 8% 39% Expense ratio (2) 25% 24% 27% 24% 25% 28% 23% 22% 25% 24% Earnings (Loss) Per Share Data: Net Income (loss) per share Basic 0.94$ 0.84$ 0.80$ 0.77$ 3.36$ 0.56$ 0.85$ (0.02)$ 0.89$ 2.27$ Diluted 0.94$ 0.84$ 0.80$ 0.77$ 3.36$ 0.56$ 0.85$ (0.02)$ 0.89$ 2.27$ Adj operating income (loss) per share Basic 0.94$ 0.84$ 0.82$ 0.77$ 3.38$ 0.57$ 0.86$ (0.02)$ 0.89$ 2.29$ Diluted 0.94$ 0.84$ 0.82$ 0.77$ 3.38$ 0.57$ 0.86$ (0.02)$ 0.89$ 2.29$ Weighted-average common shares outstanding Basic 162,840 162,840 162,840 162,840 162,840 162,840 162,840 162,840 162,840 162,840 Diluted 162,985 162,852 162,840 162,840 162,879 162,840 162,840 162,840 162,840 162,840 (1)The ratio of losses incurred to net earned premiums. 2021 2020 Consolidated Statements of Income (amounts in thousands, except per share amounts) (2)The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by zero percentage points for the three months ended December 31, 2021, one percentage point for the three months ended September 30, 2021, two percentage points for the three months ended June 30, 2021 and one percentage point for the three months ended March 31, 2021. Page 3

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 Assets December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 December 31, 2020 September 30, 2020 June 30, 2020 March 31, 2020 Investments: Fixed maturity securities available-for-sale, at fair value 5,266,339$ 5,376,067$ 5,256,467$ 5,106,128$ 5,046,596$ 4,808,379$ 4,384,126$ 4,055,962$ Short term investments - 12,500 12,499 12,500 - - - - Total investments 5,266,339 5,388,567 5,268,966 5,118,628 5,046,596 4,808,379 4,384,126 4,055,962 Cash and cash equivalents 425,828 451,582 435,323 431,335 452,794 556,734 418,581 302,209 Accrued investment income 31,061 31,372 30,843 28,821 29,210 28,965 28,947 26,566 Deferred acquisition costs 27,220 27,788 28,322 28,544 28,872 33,228 32,101 30,662 Premiums receivable 42,266 43,425 43,287 42,454 46,464 37,917 34,964 39,832 Deferred tax asset - - - - - - - 26,822 Other assets 73,059 48,572 55,348 49,921 48,774 44,993 55,409 60,788 Total assets 5,865,773$ 5,991,306$ 5,862,089$ 5,699,703$ 5,652,710$ 5,510,216$ 4,954,128$ 4,542,841$ Liabilities: Loss reserves 641,325$ 648,365$ 624,256$ 603,528$ 555,679$ 474,744$ 439,542$ 230,729$ Unearned premiums 246,319 254,806 263,573 280,742 306,945 328,369 339,968 365,841 Other liabilities 130,604 129,464 119,289 121,609 133,302 171,751 124,514 81,315 Long-term borrowings 740,416 739,838 739,269 738,711 738,162 737,622 - - Deferred tax liability 1,586 17,452 25,851 19,787 36,811 31,100 18,166 - Total liabilities 1,760,250 1,789,925 1,772,238 1,764,377 1,770,899 1,743,586 922,190 677,885 Equity: Common stock 1,628 1,628 1,628 1,628 1,628 1,628 1,628 1,628 Additional paid-in capital 2,371,861 2,369,822 2,369,601 2,368,782 2,368,699 2,367,631 2,366,099 2,363,710 Accumulated other comprehensive income 83,581 133,955 159,854 136,960 208,378 183,747 152,948 (15,685) Retained earnings 1,648,453 1,695,976 1,558,768 1,427,956 1,303,106 1,213,624 1,511,263 1,515,303 Total equity 4,105,523 4,201,381 4,089,851 3,935,326 3,881,811 3,766,630 4,031,938 3,864,956 Total liabilities and equity 5,865,773$ 5,991,306$ 5,862,089$ 5,699,703$ 5,652,710$ 5,510,216$ 4,954,128$ 4,542,841$ Book value per share 25.21$ 25.80$ 25.12$ 24.17$ 23.84$ 23.13$ 24.76$ 23.73$ U.S. GAAP ROE (1) 14.8% 13.2% 13.0% 12.8% 9.5% 14.2% (0.4)% 15.1% Net investment (gains) losses 0.0% (0.1)% 0.2% 0.1% 0.1% 0.2% 0.0% (0.0)% Costs associated with reorganization 0.0% 0.0% 0.2% 0.0% 0.0% 0.0% 0.0% 0.0% Taxes on adjustments 0.0% 0.0% (0.1)% (0.0)% (0.0)% (0.0)% (0.0)% 0.0% Adjusted Operating ROE(2) 14.8% 13.2% 13.4% 12.9% 9.7% 14.3% (0.4)% 15.1% Debt to Capital Ratio 15% 15% 15% 16% 16% 16% 0% 0% (1) Calculated as annualized net income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity (2) Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity Consolidated Balance Sheets (amounts in thousands, except per share amounts) Page 4

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Product Primary 21,441$ 100% 23,972$ 100% 26,657$ 100% 24,934$ 100% 97,004$ 100% 27,017$ 100% 26,550$ 100% 28,396$ 100% 17,908$ 100% 99,871$ 100% Pool - 0% - 0% - 0% - 0% - 0% - 0% - 0% - 0% - 0% - 0% Total 21,441$ 100% 23,972$ 100% 26,657$ 100% 24,934$ 100% 97,004$ 100% 27,017$ 100% 26,550$ 100% 28,396$ 100% 17,908$ 100% 99,871$ 100% Origination Purchase 19,284$ 90% 20,988$ 88% 21,143$ 79% 15,500$ 62% 76,915$ 79% 17,840$ 66% 19,914$ 75% 17,409$ 61% 12,020$ 67% 67,183$ 67% Refinance 2,157 10% 2,984 12% 5,514 21% 9,434 38% 20,089 21% 9,177 34% 6,636 25% 10,987 39% 5,888 33% 32,688 33% Total Primary 21,441$ 100% 23,972$ 100% 26,657$ 100% 24,934$ 100% 97,004$ 100% 27,017$ 100% 26,550$ 100% 28,396$ 100% 17,908$ 100% 99,871$ 100% Payment Type Monthly 19,395$ 91% 21,475$ 90% 24,887$ 93% 23,358$ 94% 89,115$ 92% 24,725$ 92% 23,399$ 88% 25,774$ 91% 16,249$ 91% 90,147$ 90% Single 1,991 9% 2,431 10% 1,686 7% 1,446 6% 7,554 8% 2,185 8% 3,028 12% 2,506 9% 1,532 8% 9,251 9% Other(1) 55 0% 66 0% 84 0% 130 0% 335 0% 107 0% 123 0% 116 0% 127 1% 473 1% Total Primary 21,441$ 100% 23,972$ 100% 26,657$ 100% 24,934$ 100% 97,004$ 100% 27,017$ 100% 26,550$ 100% 28,396$ 100% 17,908$ 100% 99,871$ 100% FICO Scores Over 760 9,401$ 44% 10,708$ 45% 11,762$ 44% 10,520$ 42% 42,391$ 44% 10,480$ 39% 11,291$ 43% 12,286$ 43% 7,527$ 42% 41,584$ 42% 740 - 759 3,406 16% 3,830 16% 3,995 15% 3,836 15% 15,067 16% 4,293 16% 4,094 15% 4,780 17% 3,211 18% 16,378 16% 720 - 739 2,844 13% 3,177 13% 3,467 13% 3,423 14% 12,911 13% 3,967 15% 3,533 13% 4,154 14% 2,651 14% 14,305 14% 700 - 719 2,257 11% 2,702 11% 3,131 12% 2,979 12% 11,069 11% 3,561 13% 3,115 12% 3,313 12% 2,204 12% 12,193 12% 680 - 699 1,589 7% 1,875 8% 2,513 9% 2,480 10% 8,457 9% 2,723 10% 2,377 9% 2,245 8% 1,468 8% 8,813 9% 660 - 679(2) 1,106 5% 1,010 4% 1,068 4% 983 4% 4,167 4% 1,165 4% 1,279 5% 931 3% 471 3% 3,846 4% 640 - 659 611 3% 504 2% 547 2% 511 2% 2,173 2% 586 2% 613 2% 490 2% 266 2% 1,955 2% 620 - 639 223 1% 166 1% 174 1% 202 1% 765 1% 241 1% 248 1% 197 1% 110 1% 796 1% <620 4 0% - 0% - 0% - 0% 4 0% 1 0% - 0% - 0% - 0% 1 0% Total Primary 21,441$ 100% 23,972$ 100% 26,657$ 100% 24,934$ 100% 97,004$ 100% 27,017$ 100% 26,550$ 100% 28,396$ 100% 17,908$ 100% 99,871$ 100% Weighted Avg FICO 745 747 746 745 746 742 745 747 746 745 Loan-To-Value Ratio 95.01% and above 3,660 17% 3,396$ 14% 2,767$ 11% 2,241$ 9% 12,064$ 12% 2,905$ 11% 3,700$ 14% 3,212$ 11% 1,808$ 10% 11,625$ 11% 90.01% to 95.00% 7,548 35% 8,838 37% 10,758 40% 9,453 38% 36,597 38% 11,088 41% 11,708 44% 12,244 43% 7,713 43% 42,753 43% 85.01% to 90.00% 6,253 29% 7,454 31% 8,618 32% 8,392 34% 30,717 32% 8,069 30% 7,053 27% 8,089 29% 5,539 31% 28,750 29% 85.00% and below 3,980 19% 4,284 18% 4,514 17% 4,848 19% 17,626 18% 4,955 18% 4,089 15% 4,851 17% 2,848 16% 16,743 17% Total Primary 21,441$ 100% 23,972$ 100% 26,657$ 100% 24,934$ 100% 97,004$ 100% 27,017$ 100% 26,550$ 100% 28,396$ 100% 17,908$ 100% 99,871$ 100% Weighted Avg LTV 92 92 92 92 92 92 92 92 92 92 Debt-To-Income Ratio 45.01% and above 4,977 23% 4,167$ 17% 3,269$ 12% 2,566$ 10% 14,979$ 15% 3,102$ 11% 3,071$ 12% 4,005$ 14% 3,494$ 20% 13,672$ 14% 38.01% to 45.00% 7,047 33% 7,949 33% 9,204 35% 8,746 35% 32,946 34% 10,208 38% 9,921 37% 9,592 34% 6,008 33% 35,729 36% 38.00% and below 9,417 44% 11,856 50% 14,184 53% 13,622 55% 49,079 51% 13,707 51% 13,558 51% 14,799 52% 8,406 47% 50,470 50% Total Primary 21,441 100% 23,972$ 100% 26,657$ 100% 24,934$ 100% 97,004$ 100% 27,017$ 100% 26,550$ 100% 28,396$ 100% 17,908$ 100% 99,871$ 100% Weighted Avg DTI 38 37 36 36 37 36 36 36 37 37 Avg loan size (thousands) $ 318 312$ 304$ 292$ $ 305 $ 279 $ 270 $ 275 $ 282 $ 276 (1)Includes loans with annual and split payment types. (2)Loans with unknown FICO scores are included in the 660-679 category. Primary New Insurance Written Metrics (amounts in millions) 3Q 2Q 1Q Total Total 2020 4Q 3Q 2Q 1Q4Q 2021 Page 5

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 Primary IIF % of Primary IIF Primary IIF % of Primary IIF Primary IIF % of Primary IIF Primary IIF % of Primary IIF Primary IIF % of Primary IIF Primary IIF % of Primary IIF Primary IIF % of Primary IIF Primary IIF % of Primary IIF Product Primary 226,514$ 100% 222,464$ 100% 217,477$ 100% 210,187$ 100% 207,947$ 100% 203,062$ 100% 197,047$ 100% 187,981$ 99% Pool 641 0% 771 0% 798 0% 841 0% 883 0% 928 0% 983 0% 1,034 1% Total 227,155$ 100% 223,235$ 100% 218,275$ 100% 211,028$ 100% 208,830$ 100% 203,990$ 100% 198,030$ 100% 189,015$ 100% Origination Purchase 176,550$ 78% 169,944$ 76% 162,832$ 75% 156,298$ 74% 157,805$ 76% 157,108$ 77% 153,434$ 78% 151,919$ 81% Refinance 49,964 22% 52,520 24% 54,645 25% 53,889 26% 50,142 24% 45,954 23% 43,613 22% 36,062 19% Total Primary 226,514$ 100% 222,464$ 100% 217,477$ 100% 210,187$ 100% 207,947$ 100% 203,062$ 100% 197,047$ 100% 187,981$ 100% Payment Type Monthly 194,826$ 86% 190,702$ 86% 185,694$ 85% 177,126$ 84% 172,558$ 83% 165,676$ 82% 158,621$ 80% 147,763$ 79% Single 29,205 13% 29,013 13% 28,743 13% 29,653 14% 31,628 15% 33,192 16% 33,799 18% 35,165 19% Other(2) 2,483 1% 2,749 1% 3,040 2% 3,408 2% 3,761 2% 4,194 2% 4,627 2% 5,053 2% Total Primary 226,514$ 100% 222,464$ 100% 217,477$ 100% 210,187$ 100% 207,947$ 100% 203,062$ 100% 197,047$ 100% 187,981$ 100% Book Year 2004 and prior 541$ 0% 583$ 0% 621$ 0% 663$ 0% 708$ 0% 743$ 0% 784$ 0% 820$ 0% 2005-2008 7,655 3% 8,380 4% 9,061 4% 9,837 5% 10,614 5% 11,457 6% 12,287 6% 13,082 7% 2009-2013 1,404 1% 1,656 0% 1,961 1% 2,394 1% 3,030 2% 3,683 2% 4,345 2% 5,023 3% 2014 1,965 1% 2,293 1% 2,709 2% 3,176 1% 3,699 2% 4,348 2% 5,059 3% 5,779 3% 2015 4,488 2% 5,087 2% 5,810 3% 6,729 3% 7,887 4% 9,243 5% 10,667 5% 12,133 6% 2016 8,997 4% 10,082 4% 11,499 5% 13,213 6% 15,385 7% 18,015 9% 20,738 11% 23,177 12% 2017 8,962 4% 10,185 5% 11,763 5% 13,817 7% 16,289 8% 19,268 9% 22,480 12% 25,893 14% 2018 9,263 4% 10,568 5% 12,289 6% 14,618 7% 17,235 8% 20,424 10% 23,873 12% 28,084 15% 2019 21,730 10% 24,884 11% 28,842 13% 33,430 16% 39,463 19% 45,630 22% 51,180 26% 56,193 30% 2020 69,963 31% 75,785 34% 82,308 38% 87,599 42% 93,637 45% 70,251 35% 45,634 23% 17,797 10% 2021 91,546 40% 72,961 33% 50,614 23% 24,711 12% - - - - - - - - Total Primary 226,514$ 100% 222,464$ 100% 217,477$ 100% 210,187$ 100% 207,947$ 100% 203,062$ 100% 197,047$ 100% 187,981$ 100% (2)Includes loans with annual and split payment types. 2021 (1)Primary insurance in-force represents aggregate unpaid balance for loans the company insures. Original loan balances are primarily used to determine premiums. 1Q 2020 Primary Insurance In-Force (IIF) (1) Metrics Excludes Run-off business, which is immaterial to our results 2Q3Q 2Q 1Q 4Q 3Q (amounts in millions) 4Q Page 6

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 2021 Primary IIF % of Primary IIF Primary IIF % of Primary IIF Primary IIF % of Primary IIF Primary IIF % of Primary IIF Primary IIF % of Primary IIF Primary IIF % of Primary IIF Primary IIF % of Primary IIF Primary IIF % of Primary IIF FICO Scores Over 760 89,982$ 40% 87,073$ 39% 83,602$ 38% 79,285$ 38% 78,488$ 38% 77,557$ 38% 75,428$ 38% 71,703$ 38% 740 - 759 35,874 16% 35,177 16% 34,402 16% 33,607 16% 33,635 16% 33,208 17% 32,649 17% 31,215 17% 720 - 739 31,730 14% 31,374 14% 30,964 14% 30,295 14% 30,058 14% 29,277 14% 28,637 15% 27,210 14% 700 - 719 27,359 12% 27,371 12% 27,032 12% 26,309 13% 25,870 12% 24,723 12% 23,746 12% 22,484 12% 680 - 699 21,270 9% 21,458 10% 21,469 10% 20,777 10% 20,140 10% 19,129 9% 18,271 9% 17,460 9% 660 - 679(3) 10,549 5% 10,309 5% 10,191 6% 10,001 5% 9,819 5% 9,387 5% 8,781 4% 8,494 5% 640 - 659 6,124 3% 6,009 3% 6,008 3% 5,981 3% 5,935 3% 5,756 3% 5,521 3% 5,377 3% 620 - 639 2,783 1% 2,787 1% 2,838 1% 2,893 1% 2,902 1% 2,861 1% 2,786 1% 2,759 1% <620 843 0% 906 0% 971 0% 1,039 0% 1,100 1% 1,164 1% 1,228 1% 1,279 1% Total Primary 226,514$ 100% 222,464$ 100% 217,477$ 100% 210,187$ 100% 207,947$ 100% 203,062$ 100% 197,047$ 100% 187,981$ 100% Weighted Avg FICO 741 741 740 740 740 740 740 740 Loan-To-Value Ratio 95.01% and above 35,455$ 16% 34,259$ 15% 33,657$ 15% 33,757$ 16% 34,520$ 17% 34,563$ 17% 33,483$ 17% 32,760$ 17% 90.01% to 95.00% 95,149 42% 94,888 43% 94,307 44% 92,124 44% 92,689 45% 91,478 45% 89,035 45% 85,736 46% 85.01% to 90.00% 64,549 28% 63,349 28% 61,234 28% 58,098 28% 56,341 27% 54,787 27% 53,794 27% 51,379 27% 85.00% and below 31,361 14% 29,968 14% 28,279 13% 26,208 12% 24,397 11% 22,234 11% 20,735 11% 18,106 10% Total Primary 226,514$ 100% 222,464$ 100% 217,477$ 100% 210,187$ 100% 207,947$ 100% 203,062$ 100% 197,047$ 100% 187,981$ 100% Weighted Avg LTV 93 93 93 93 93 93 93 93 Debt-To-Income Ratio 45.01% and above 34,076$ 15% 31,772$ 14% 30,794$ 14% 30,225$ 14% 31,047$ 15% 31,202$ 15% 30,944$ 16% 29,644$ 16% 38.01% to 45.00% 79,147 35% 78,302 35% 76,977 35% 74,674 36% 73,555 35% 70,751 35% 67,636 34% 64,447 34% 38.00% and below 113,291 50% 112,390 51% 109,706 51% 105,288 50% 103,345 50% 101,109 50% 98,467 50% 93,890 50% Total Primary 226,514$ 100% 222,464$ 100% 217,477$ 100% 210,187$ 100% 207,947$ 100% 203,062$ 100% 197,047$ 100% 187,981$ 100% Weighted Avg DTI 37 37 37 37 37 37 37 37 Primary Persistency 69% 65% 63% 56% 57% 59% 59% 74% Avg loan size (thousands) $ 242 237$ 233$ 228$ $ 225 $ 222 $ 220 $ 217 (3)Loans with unknown FICO scores are included in the 660-679 category. 4Q Primary Insurance In-Force (IIF) (1) Metrics 2020 3Q 2Q 1Q 4Q 3Q 2Q 1Q Excludes Run-off business, which is immaterial to our results (amounts in millions) Page 7

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 Primary RIF % of Primary RIF Primary RIF % of Primary RIF Primary RIF % of Primary RIF Primary RIF % of Primary RIF Primary RIF % of Primary RIF Primary RIF % of Primary RIF Primary RIF % of Primary RIF Primary RIF % of Primary RIF Product Primary 56,881$ 100% 55,866$ 100% 54,643$ 100% 52,866$ 100% 52,475$ 100% 51,393$ 100% 49,868$ 100% 47,740$ 100% Pool 105 0% 117 0% 123 0% 134 0% 146 0% 156 0% 169 0% 179 0% Total 56,986$ 100% 55,983$ 100% 54,766$ 100% 53,000$ 100% 52,621$ 100% 51,549$ 100% 50,037$ 100% 47,919$ 100% Origination Purchase 46,470$ 82% 44,871$ 80% 43,121$ 79% 41,396$ 78% 41,710$ 79% 41,415$ 81% 40,265$ 81% 39,655$ 83% Refinance 10,411 18% 10,995 20% 11,522 21% 11,470 22% 10,765 21% 9,978 19% 9,603 19% 8,085 17% Total Primary 56,881$ 100% 55,866$ 100% 54,643$ 100% 52,866$ 100% 52,475$ 100% 51,393$ 100% 49,868$ 100% 47,740$ 100% Payment Type Monthly 49,614$ 87% 48,495$ 87% 47,153$ 86% 45,009$ 85% 44,005$ 84% 42,361$ 82% 40,494$ 81% 37,851$ 79% Single 6,658 12% 6,709 12% 6,766 13% 7,049 13% 7,576 14% 8,034 16% 8,267 17% 8,681 18% Other(2) 609 1% 662 1% 724 1% 808 2% 894 2% 998 2% 1,107 2% 1,208 3% Total Primary 56,881$ 100% 55,866$ 100% 54,643$ 100% 52,866$ 100% 52,475$ 100% 51,393$ 100% 49,868$ 100% 47,740$ 100% Book Year 2004 and prior 154$ 0% 167$ 0% 177$ 0% 189$ 0% 202$ 0% 212$ 0% 224$ 0% 234$ 0% 2005-2008 1,958 3% 2,142 4% 2,317 4% 2,516 5% 2,716 5% 2,932 6% 3,146 6% 3,351 7% 2009-2013 370 1% 441 1% 528 1% 651 1% 832 2% 1,017 2% 1,204 2% 1,396 3% 2014 534 1% 621 1% 732 1% 859 2% 999 2% 1,174 2% 1,367 3% 1,561 3% 2015 1,197 2% 1,355 2% 1,549 3% 1,795 3% 2,104 4% 2,465 5% 2,843 6% 3,227 7% 2016 2,388 4% 2,676 5% 3,052 6% 3,503 7% 4,063 8% 4,727 9% 5,415 11% 6,031 13% 2017 2,324 4% 2,631 5% 3,032 6% 3,556 7% 4,180 8% 4,938 10% 5,752 12% 6,616 14% 2018 2,330 4% 2,656 5% 3,086 6% 3,671 7% 4,322 8% 5,119 10% 5,975 12% 7,034 15% 2019 5,454 10% 6,239 11% 7,225 13% 8,361 16% 9,840 19% 11,346 22% 12,690 25% 13,912 29% 2020 17,574 31% 18,965 34% 20,536 37% 21,787 41% 23,217 44% 17,463 34% 11,252 23% 4,378 9% 2021 22,598 40% 17,973 32% 12,409 23% 5,978 11% - 0% - 0% - 0% - 0% Total Primary 56,881$ 100% 55,866$ 100% 54,643$ 100% 52,866$ 100% 52,475$ 100% 51,393$ 100% 49,868$ 100% 47,740$ 100% (2)Includes loans with annual and split payment types. (1)Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors. 1Q 2020 Primary Risk In-Force (RIF) (1) Metrics Excludes Run-off business, which is immaterial to our results 2Q3Q 2Q 1Q 4Q 3Q (amounts in millions) 4Q 2021 Page 8

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 Primary RIF % of Primary RIF Primary RIF % of Primary RIF Primary RIF % of Primary RIF Primary RIF % of Primary RIF Primary RIF % of Primary RIF Primary RIF % of Primary RIF Primary RIF % of Primary RIF Primary RIF % of Primary RIF FICO Scores Over 760 22,489$ 40% 21,767$ 39% 20,908$ 38% 19,829$ 37% 19,691$ 37% 19,549$ 38% 19,046$ 38% 18,216$ 38% 740 - 759 9,009 16% 8,824 16% 8,628 16% 8,442 16% 8,497 16% 8,424 16% 8,303 17% 7,986 17% 720 - 739 8,055 14% 7,966 14% 7,879 14% 7,715 15% 7,673 15% 7,489 15% 7,312 15% 6,970 15% 700 - 719 6,907 12% 6,923 12% 6,848 13% 6,678 13% 6,579 12% 6,288 12% 6,016 12% 5,688 12% 680 - 699 5,334 9% 5,383 10% 5,385 10% 5,231 10% 5,100 10% 4,864 9% 4,629 9% 4,417 9% 660 - 679(3) 2,638 5% 2,568 5% 2,531 5% 2,484 5% 2,442 5% 2,331 5% 2,179 4% 2,110 4% 640 - 659 1,530 3% 1,497 3% 1,494 3% 1,485 3% 1,472 3% 1,423 3% 1,358 3% 1,322 3% 620 - 639 702 1% 705 1% 720 1% 734 1% 737 1% 725 1% 707 1% 701 1% <620 217 0% 233 0% 250 0% 268 0% 284 1% 300 1% 318 1% 330 1% Total Primary 56,881$ 100% 55,866$ 100% 54,643$ 100% 52,866$ 100% 52,475$ 100% 51,393$ 100% 49,868$ 100% 47,740$ 100% Loan-To-Value Ratio 95.01% and above 9,907 17% 9,490$ 17% 9,228$ 17% 9,151$ 17% 9,279$ 18% 9,196$ 18% 8,789$ 18% 8,482$ 18% 90.01% to 95.00% 27,608$ 49% 27,509 49% 27,308 50% 26,637 51% 26,774 51% 26,403 51% 25,686 51% 24,703 52% 85.01% to 90.00% 15,644 27% 15,322 28% 14,776 27% 13,997 26% 13,562 26% 13,188 26% 12,957 26% 12,414 26% 85.00% and below 3,722 7% 3,545 6% 3,331 6% 3,081 6% 2,860 5% 2,606 5% 2,436 5% 2,141 4% Total Primary 56,881$ 100% 55,866$ 100% 54,643$ 100% 52,866$ 100% 52,475$ 100% 51,393$ 100% 49,868$ 100% 47,740$ 100% Debt-To-Income Ratio 45.01% and above 8,631$ 15% 8,048$ 14% 7,798$ 14% 7,643$ 14% 7,855$ 15% 7,897$ 15% 7,823$ 16% 7,503$ 16% 38.01% to 45.00% 19,974 35% 19,773 36% 19,445 36% 18,888 36% 18,647 36% 17,966 35% 17,126 34% 16,313 34% 38.00% and below 28,276 50% 28,045 50% 27,400 50% 26,335 50% 25,973 49% 25,530 50% 24,919 50% 23,924 50% Total Primary 56,881$ 100% 55,866$ 100% 54,643$ 100% 52,866$ 100% 52,475$ 100% 51,393$ 100% 49,868$ 100% 47,740$ 100% (3)Loans with unknown FICO scores are included in the 660-679 category. Primary Risk In-Force (RIF) (1) Metrics 2020 3Q 2Q 1Q 4Q 3Q 2Q 1Q Excludes Run-off business, which is immaterial to our results (amounts in millions) 4Q 2021 Page 9

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 4Q 3Q 2Q 1Q 4Q 3Q 2Q 1Q Average Paid Claim (1) 27.2$ 26.7$ 63.1$ 54.7$ 47.2$ 55.6$ 47.1$ 45.0$ Reserves: Primary direct case(2) 606,102$ 612,754$ 588,683$ 564,208$ 516,863$ 436,059$ 378,924$ 202,069$ All other(2) 35,223 34,909 34,838 38,704 38,162 38,229 60,194 28,269 Total Reserves 641,325$ 647,663$ 623,521$ 602,912$ 555,025$ 474,288$ 439,118$ 230,338$ Beginning Number of Primary Delinquencies 28,904 33,568 41,332 44,904 49,692 53,587 15,417 16,392 New delinquencies 8,282 7,427 6,862 10,053 11,923 16,664 48,373 8,114 Delinquency cures (11,929) (11,746) (14,473) (13,478) (16,548) (20,404) (9,795) (8,649) Paid claims (430) (343) (143) (134) (152) (152) (404) (440) Rescissions and claim denials (7) (2) (10) (13) (11) (3) (4) - Ending Number of Primary Delinquencies 24,820 28,904 33,568 41,332 44,904 49,692 53,587 15,417 Primary delinquency rate 2.65% 3.08% 3.60% 4.48% 4.86% 5.44% 5.98% 1.78% Average Reserve Per Primary Delinquency (3) 24.4$ 21.2$ 17.5$ 13.7$ 11.5$ 8.8$ 7.1$ 13.1$ Beginning Direct Primary Case Reserves 612,754$ 588,683$ 564,208$ 516,863$ 436,059$ 378,924$ 202,069$ 204,749$ Paid claims (11,213) (8,293) (7,377) (5,933) (6,466) (7,597) (18,483) (19,843) Increase in reserves 4,561 32,364 31,851 53,278 87,270 64,732 195,338 17,163 Ending Reserves 606,102$ 612,754$ 588,683$ 564,208$ 516,863$ 436,059$ 378,924$ 202,069$ Policies in Force (count) 937,350 936,934 933,616 922,186 924,624 913,974 896,232 868,111 Delinquency Metrics (dollar amounts in thousands) (1) Average paid claim in the fourth and third quarters of 2021 includes payments in relation to agreements on non-performing loans. (2) Primary direct case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, IBNR, pool, and reinsurance reserves. (3) Primary direct case reserves divided by primary delinquency count. Excludes Run-off business, which is immaterial to our results 20202021 Page 10

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 Percentage Reserved by Payment Status Delinquencies Direct Case Reserves Risk In-Force Reserves as % of RIF 3 payments or less in default 6,586 35,352$ 339,846$ 10% 4 - 11 payments in default 7,360 110,412 425,944 26% 12 payments or more in default 10,874 460,339 642,975 72% Total 24,820 606,102$ 1,408,764$ 43% Percentage Reserved by Payment Status Delinquencies Direct Case Reserves Risk In-Force Reserves as % of RIF 3 payments or less in default 10,484 43,361$ 548,704$ 8% 4 - 11 payments in default 30,324 330,848 1,853,423 18% 12 payments or more in default 4,096 142,654 204,228 70% Total 44,904 516,863$ 2,606,355$ 20% December 31, 2020 December 31, 2021 Missed Payment Status Tables (dollar amounts in thousands) Excludes Run-off business, which is immaterial to our results Page 11

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 11% 12% 3.17% Chicago-Naperville, IL Metro Division 3% 4% 3.68% 2004 and prior 0% 2% 13.24% 3.61% Texas 8% 8% 2.89% Phoenix, AZ MSA 3% 2% 2.36% 2005-2008 3% 22% 10.23% 18.36% Florida (3) 7% 9% 2.97% New York, NY Metro Division 3% 8% 5.32% 2009-2013 1% 2% 5.54% 0.74% New York (3) 5% 12% 3.80% Atlanta, GA MSA 2% 3% 3.28% 2014 1% 3% 5.51% 0.99% Illinois (3) 5% 6% 3.09% Washington-Arlington, DC Metro Division 2% 2% 2.96% 2015 2% 5% 4.24% 1.04% Michigan 4% 2% 1.87% Houston, TX MSA 2% 3% 3.61% 2016 4% 8% 3.69% 1.16% Arizona 4% 2% 2.31% Riverside-San Bernardino CA MSA 2% 2% 3.42% 2017 4% 10% 4.78% 1.56% North Carolina 3% 2% 2.18% Los Angeles-Long Beach, CA Metro Division 2% 3% 3.95% 2018 4% 13% 5.93% 1.88% Pennsylvania (3) 3% 3% 2.38% Dallas, TX Metro Division 2% 2% 2.31% 2019 10% 19% 3.89% 1.68% Washington 3% 3% 2.98% Nassau County, NY 2% 4% 5.55% 2020 31% 14% 1.50% 1.14% All Other States (4) 47% 41% 2.46% All Other MSAs 77% 67% 2.44% 2021 40% 2% 0.37% 0.36% Total 100% 100% 2.65% Total 100% 100% 2.65% Total 100% 100% 2.65% 4.42% Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 11% 11% 6.20% Chicago-Naperville, IL Metro Division 3% 4% 6.36% 2004 and prior 0% 3% 16.82% 3.62% Texas 8% 8% 5.82% Phoenix, AZ MSA 3% 2% 4.63% 2005-2008 5% 25% 13.35% 18.79% Florida (3) 7% 10% 6.92% New York, NY Metro Division 3% 8% 10.25% 2009-2013 2% 2% 5.44% 0.91% Illinois (3) 5% 6% 5.21% Atlanta, GA MSA 2% 3% 6.68% 2014 2% 3% 6.06% 1.57% New York (3) 5% 11% 6.92% Washington-Arlington, DC Metro Division 2% 2% 6.09% 2015 4% 5% 5.66% 1.97% Michigan 4% 2% 2.93% Houston, TX MSA 2% 3% 7.59% 2016 7% 9% 5.46% 2.49% Washington 4% 3% 5.37% Riverside-San Bernardino CA MSA 2% 2% 7.08% 2017 8% 12% 6.51% 3.34% Pennsylvania (3) 4% 3% 4.11% Los Angeles-Long Beach, CA Metro Division 2% 2% 7.57% 2018 8% 14% 7.70% 4.01% North Carolina 4% 2% 3.84% Dallas 2% 2% 5.10% 2019 19% 19% 5.60% 3.93% Arizona 3% 2% 4.54% Seattle-Bellevue, WA Metro Division 2% 2% 6.33% 2020 45% 8% 1.09% 1.04% All Other States (4) 45% 42% 4.32% All Other MSAs 77% 70% 4.43% 2021 Total 100% 100% 4.86% Total 100% 100% 4.86% Total 100% 100% 4.86% 4.86% (1) Direct primary case reserves exclude loss adjustment expenses, incurred but not reported and reinsurance reserves. (2) Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force. (3) Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed. (4) Includes the District of Columbia. December 31, 2020 Delinquency Performance December 31, 2021 Excludes Run-off business, which is immaterial to our results Page 12

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Fixed Maturity Securities: U.S. Treasuries 58,408$ 1% 65,117$ 1% 65,625$ 1% 70,832$ 1% 138,224$ 3% 73,199$ 1% 90,009$ 2% 93,464$ 2% Municipals 538,454 10% 459,783 9% 408,317 8% 300,104 6% 187,377 4% 174,908 4% 130,267 3% 19,671 1% Non-U.S. Government 22,416 0% 22,758 0% 22,950 1% 30,415 1% 31,031 0% 30,843 1% 30,765 1% 34,405 1% U.S. Corporate 2,945,302 56% 2,948,106 55% 2,891,598 55% 2,844,775 56% 2,888,625 57% 2,864,792 60% 2,803,254 64% 2,504,890 62% Non-U.S. Corporate 666,594 13% 712,603 13% 692,068 13% 679,302 13% 607,669 12% 599,526 12% 542,871 12% 451,194 11% Other asset-backed 1,035,165 20% 1,167,700 22% 1,175,909 22% 1,180,700 23% 1,193,670 24% 1,065,111 22% 786,960 18% 952,338 23% Total available-for-sale fixed maturity securities 5,266,339$ 100% 5,376,067$ 100% 5,256,467$ 100% 5,106,128$ 100% 5,046,596$ 100% 4,808,379$ 100% 4,384,126$ 100% 4,055,962$ 100% Fixed Maturity Securities - Credit Quality NRSRO(1) Designation AAA 482,950$ 9% 485,739$ 9% 483,513$ 9% 475,369$ 9% 572,338$ 11% 442,645$ 9% 301,769$ 7% 419,919$ 10% AA 876,294 17% 898,158 17% 841,282 16% 777,345 15% 635,984 13% 591,292 12% 537,294 12% 502,076 12% A 1,791,582 34% 1,829,844 34% 1,763,010 34% 1,786,601 35% 1,791,795 36% 1,774,870 37% 1,618,837 37% 1,486,987 37% BBB 1,958,901 37% 2,004,994 37% 2,013,940 38% 1,921,999 38% 1,927,775 38% 1,880,618 39% 1,814,443 41% 1,569,017 39% BB & Lower 156,612 3% 157,332 3% 154,722 3% 144,814 3% 118,704 2% 118,954 3% 111,783 3% 77,964 2% Total fixed maturity securities 5,266,339$ 100% 5,376,067$ 100% 5,256,467$ 100% 5,106,128$ 100% 5,046,596$ 100% 4,808,379$ 100% 4,384,126$ 100% 4,055,963$ 100% Average Duration 3.9 3.7 3.6 3.6 3.4 3.5 3.5 3.3 Average Yield 2.7% 2.7% 2.8% 2.8% 2.8% 3.0% 3.1% 3.2% (1)Nationally Recognized Statistical Rating Organizations. June 30, 2020 March 31, 2020 Composition of Investments at Fair Value (amounts in thousands) December 31, 2020March 31, 2021June 30, 2021September 30, 2021 September 30, 2020December 31, 2021 Page 13

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 2019 XOL -1 2019 XOL -2 2019 ILN 2020 XOL 2020 ILN 2021-1 ILN 2021-2 ILN 2021-3 ILN 2021 XOL Full Year Full Year 1/19-9/19 Full Year 1/20-8/20 1/14-12/18, 4Q'19 9/20-12/20 1/21-6/21 Full Year At Closing ($MM) Initial CRT Risk In Force $14,456 $14,456 $10,563 $23,047 $14,909 $14,142 $8,384 $12,141 $22,373 Initial Reinsurance Amount $172 $5 $303 $168 $350 $495 $303 $372 $206 Initial First Loss Retention Layer $434 $361 $238 $691 $522 $212 $189 $304 $671 Initial Attachment % (2) 3.00% 2.50% 2.25% 3.00% 3.50% 1.50% 2.25% 2.50% 3.00% Initial Detachment % (2) 6.80% 2.98% 6.75% 7.00% 7.00% 5.00% 7.00% 6.75% 7.00% % Of Covered Loss Tier Reinsured 31.2% 7.2% 63.7% 18.3% 67.0% 100.0% 76.0% 72.0% 23.0% Commencement Date 07/01/19 07/01/19 11/22/19 01/01/20 10/22/20 03/02/21 04/16/21 09/02/21 01/01/21 Termination Date 12/31/29 12/31/29 11/26/29 12/31/30 10/25/30 08/25/33 10/25/33 02/25/34 12/31/31 Optional Call Date 12/31/26 12/31/26 11/25/26 06/30/27 10/25/27 02/25/26 04/25/28 08/25/28 06/30/28 Clean-Up Call 10% 10% 10% 10% 10% 10% 10% 10% 10% As of December 31, 2021 ($MM) Current CRT Risk In Force (1) $5,396 $5,396 $3,482 $17,446 $9,710 $7,631 $7,316 $11,389 $22,373 Current Reinsured Amount $8 $5 $80 $116 $181 $295 $303 $372 $206 PMIERs Required Asset Credit (3) $7 $5 $45 $112 $137 $264 $272 $358 $204 Current Attachment % (2) 8.01% 6.67% 6.79% 3.96% 5.37% 2.78% 2.58% 2.67% 3.00% Current Detachment % (2) 8.47% 7.95% 10.41% 7.61% 8.16% 6.64% 8.02% 7.20% 7.00% Enact Claims Paid $2 $2 $1 $ - $ - $ - $ - $ - $ - Incurred Losses Ever To Date (4) $115 $115 $80 $85 $37 $19 $10 $7 $12 Remaining First Loss Retention Layer $432 $360 $237 $691 $522 $212 $189 $304 $671 Reinsurer Claims Paid $ - $ - $ - $ - $ - $ - $ - $ - $ - Footnotes: Updated as of December 31, 2021 Credit Risk Transfer Transaction Summary (amounts in millions) 1 The Total Current Primary Risk In Force Is $56.9B And The Total Current Risk In Force Covered By A CRT Is $52.3B; 2 Attachment % And Detachment % Are The Aggregate Loss Amounts As A Percentage Of Risk In Force At Which The Reinsurer Begins And Stops Paying Claims Under The Policy; 3 Current PMIERs Required Asset Credit Considers The Counterparty Credit Haircut; 4 Incurred Losses Ever To Date Shown Does Not Include IBNR Or Loss Adjustment Expenses; Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note Page 14

Enact Holdings, Inc. Financial Supplement Fourth Quarter 2021 4Q 3Q 2Q 1Q 4Q 3Q 2Q 1Q COMBINED STAT: Statutory policyholders' surplus 1,397$ 1,558$ 1,567$ 1,557$ 1,555$ 1,556$ 1,539$ 1,662$ Contingency reserves 3,042 2,914 2,783 2,652 2,518 2,408 2,277 2,149 Combined statutory capital 4,439$ 4,472$ 4,350$ 4,209$ 4,073$ 3,964$ 3,816$ 3,811$ Adjusted RIF(1) 54,201$ 52,752$ 51,436$ 49,347$ 49,104$ 47,847$ 45,783$ 46,362$ Combined risk-to-capital ratio ("RTC") 12.2 11.8 11.8 11.7 12.1 12.1 12.0 12.2 GMICO(2) STAT: Statutory policyholders' surplus 1,346$ 1,508$ 1,487$ 1,477$ 1,475$ 1,477$ 1,461$ 1,585$ Contingency reserves 3,041 2,913 2,782 2,652 2,518 2,408 2,276 2,149 GMICO statutory capital 4,387$ 4,421$ 4,269$ 4,129$ 3,993$ 3,885$ 3,737$ 3,734$ Adjusted RIF(1) 54,033$ 52,608$ 51,312$ 49,249$ 49,021$ 47,782$ 45,737$ 46,333$ GMICO risk-to-capital ratio 12.3 11.9 12.0 11.9 12.3 12.3 12.2 12.4 PMIERs Available Assets(3) 5,077$ 5,126$ 4,926$ 4,769$ 4,588$ 4,451$ 4,218$ 3,974$ PMIERs Gross Required Assets(3) (4,868) (5,006) (5,151) (5,302) (5,341) (5,371) (5,043) (3,698) PMIERs Reinsurance Credit 1,404 1,597 1,406 1,285 936 777 1,043 828 PMIERs COVID-19 Haircut 390 570 760 1,012 1,046 1,217 1,057 67 PMIERs Net Required Assets (3,074)$ (2,839)$ (2,985)$ (3,005)$ (3,359)$ (3,377)$ (2,943)$ (2,803)$ Available Assets Above PMIERs Requirements(3) 2,003$ 2,287$ 1,941$ 1,764$ 1,229$ 1,074$ 1,275$ 1,171$ PMIERs Sufficiency Ratio(3) 165% 181% 165% 159% 137% 132% 143% 142% (1) Adjusted RIF for purposes of calculating combined statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies. Capital & PMIERs (dollar amounts in millions) (2)Genworth Mortgage Insurance Corporation (GMICO), the company's principal U.S. mortgage insurance subsidiary. (3)The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the company which remain in effect until certain conditions are met. These restrictions currently require GMICO to maintain 115% of published PMIERs minimum required assets among other restrictions. 20202021 Page 15